INDEX OF EXHIBITS
Exhibit No.	Exhibit Page No.	Description
3(i)(a) *	*

Articles of Incorporation of DFRC (note that these were amended by the Articles of Merger constituting Exhibit 2 to the December 31, 1993 Form 10-KSB) (Incorporated herein by reference from Exhibit No. 3(i) to DFRC's Form 10-KSB for the year ended December 31, 1993.

3(i)(b)	*

Amendment to Certificate of Incorporation dated February 16, 2000 to change name of DFRC from Vaxcel, Inc. to Chattown.com Networks, Inc. (Incorporated by reference from Exhibit 3(i)(b) of DFRC's Form 10QSB for the six months ended June 30, 2002)

3(i)(c)	*

Amendment to Certificate of Incorporation dated December 19, 2000 to change name of DFRC from Chattown.com Networks, Inc. to eLocity Networks Corporation (Incorporated herein by reference from Exhibit 3(iii) of DFRC's Form 10.

3(i)(d)	*

Amendment to Certificate of Incorporation dated December 23, 2002 to change name of DFRC from eLocity Networks Corporation to Diversified Financial Resources Corporation (Incorporated herein by reference from Schedule 14(c) filed August 8, 2002).

3(ii)	*	Bylaws of DFRC, as amended (Incorporated herein by reference from Exhibit 3(ii) of DFRC's Form 10 KSB for the year ended December 31, 1995).
CERTIFICATIONS, attached to actual 10KSB document
31(i)	57	Certification As Adopted Pursuant To Section 302 Of The Sarbanes-Oxley Act Of 2002
32(i)	58	Certification of Chief Executive Officer and Chief Financial Officer
32(i)	59	Independent Auditors Consent from Jones Simkins, LLP.
MATERIAL CONTRACTS
10(i)	*

Stock Option Agreement, dated February 8, 2004 by the Company and A. Franklin Adams, granting an option to purchase 6,000,000 shares of common stock, par value $0.001 with an option price set at 85% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended March 31, 2004.)

10(ii)	*

Stock Option Agreement, dated February 8, 2004 by the Company and Sandra Jorgensen, granting an option to purchase 4,000,000 shares of common stock, par value $0.001 with an option price set at 85% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended March 31, 2004.)

10(iii)	*

Stock Option Agreement, dated February 8, 2004 by the Company and Ernie Burch, granting an option to purchase 6,000,000 shares of common stock, par value $0.001 with an option price set at 85% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended March 31, 2004.)

10(iv)	*

Stock Option Agreement, dated February 25, 2004 by the Company and June Thomson, granting an option to purchase 6,000,000 shares of common stock, par value $0.001 with an option price set at 85% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended March 31, 2004.)

10(v)	*

Stock Option Agreement, dated February 25, 2004 by the Company and George B. Phillips, granting an option to purchase 6,000,000 shares of common stock, par value $0.001 with an option price set at 85% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended March 31, 2004.

10(vi)	*

Stock Option Agreement, dated February 25, 2004 by the Company and Steve Nickolas, granting an option to purchase 6,000,000 shares of common stock, par value $0.001 with an option price set at 85% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended March 31, 2004.)

10(vii)	*

Employment Agreement, dated March 1, 2004, between the Company and George B. Phillips for a term of two years, to search out and formulate potential mining opportunities in the country of Mexico. (Incorporated herein by reference from the 10-QSB for the quarter ended March 31, 2004.)

10(viii)	*

Employment Agreement, dated March 1, 2004, between the Company and Sandra Jorgensen for a term of two years, to provide administrative services for the company. (Incorporated herein by reference from the 10-QSB for the quarter ended March 31, 2004.)

10(ix)	*

Stock Option Agreement, dated March 15, 2004 by the Company and Sandra Jorgensen, granting an option to purchase 10,000,000 shares of common stock, par value $0.001 with an option price set at 85% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended March 31, 2004.)

10(x)	*

Employment Agreement, dated March 20, 2004 between the Company and Ramiro Trevizo for a term of two years, to provide development of potential mining opportunities in the country of Mexico. (Incorporated herein by reference from the 10-QSB for the quarter ended March 31, 2004.)

10(xi)	*

Stock Option Agreement, dated March 23, 2004 by the Company and Ramiro Trevizo, granting an option to purchase 10,000,000 shares of common stock, par value $0.001 with an option price set at 85% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended March 31, 2004.)

10(xii)	*

Stock Option Agreement, dated March 23, 2004 by the Company and Rebecca Miller, granting an option to purchase 10,000,000 shares of common stock, par value $0.001 with an option price set at 85% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended March 31, 2004.

10(xiii)	*

Employment Agreement, dated March 23, 2004 between the Company and Rebecca Anne Miller, for a term of two years, to assist the Company in its evaluation of mining opportunities within the country of Mexico. (Incorporated herein by reference from the 10-QSB for the quarter ended March 31, 2004.)

10(xiv)	*

Employment Agreement, dated March 24, 2004 between the Company and Steve Nickolas, for a term of two years, to provide services to the Company related to the development and establish of a water bottling operation, related to the proposed acquisition of Impact Beverages. (Incorporated herein by reference from the 10-QSB for the quarter ended March 31, 2004.)

10(xv)	*

Employment Agreement, dated March 26, 2004 between the Company and June Thomson Sparks, for a term of two years, to provide marketing and public relations services related to the development of a water bottling operation, related to the proposed acquisition of Impact Beverages. (Incorporated herein by reference from the 10-QSB for the quarter ended March 31, 2004.)

10(xvi)	*

Employment Agreement, dated April 1, 2004 between the Company and Ernie Burch, for a term of two years, to serve as property manager, leasing agent and project manager for real estate held by the Company. (Incorporated herein by reference from the 10-QSB for the quarter ended March 31, 2004.)

10(xvii)	*

Agreement effective as of December 20, 2004 the Company contracted with Equitilink LLC for a term of four months to provide the Company with public relations and communications services, including the development, implementation and maintenance of an ongoing program to increase the investment community's awareness of the Company's activities and to stimulate the investment community's interest in the Company. In exchange for these services the Company issued 50,000,000 shares of restricted common stock to Equitilink LLC. (Incorporated herein by reference from the 8-K filed on December 22, 2004.

OTHER
99(i)	*

April 2, 2004, Stock Option Agreement with A Franklin Adams, granting an option to purchase 8,000,000 shares of common stock, no par value with an option price set at 85% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(ii)	*

April 2, 2004, Stock Option Agreement with Ernie Burch, granting an option to purchase 8,000,000 shares of common stock, no par value with an option price set at 85% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(iii)	*

April 15, 2004, Stock Option Agreement with Steve Nickolas, granting an option to purchase 6,000,000 shares of common stock, no par value with an option price set at 85% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(iv)	*

April 15, 2004, Stock Option Agreement with June Thompson, granting an option to purchase 6,000,000 shares of common stock, no par value with an option price set at 85% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(v)	*

April 15, 2004, Stock Option Agreement with George B. Phillips, granting an option to purchase 6,000,000 shares of common stock, no par value with an option price set at 85% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(vi)	*

May 12, 2004, Stock Option Agreement with Sandra Jorgensen, granting an option to purchase 3,000,000 shares of common stock, no par value with an option price set at 85% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(vii)	*

May 12, 2004, Stock Option Agreement with Ernie Burch, granting an option to purchase 3,000,000 shares of common stock, no par value with an option price set at 85% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(viii)	*

May 26, 2004, Stock Option Agreement with A Franklin Adams, granting an option to purchase 2,000,000 shares of common stock, no par value with an option price set at 85% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(ix)	*

May 26, 2004, Stock Option Agreement with Ramiro Trevizo, granting an option to purchase 20,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(x)	*

May 26, 2004, Stock Option Agreement with June Thompson, granting an option to purchase 20,000,000 shares of common stock, no par value with an option price set at 85% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xi)	*

May 26, 2004, Stock Option Agreement with George B. Phillips, granting an option to purchase 16,000,000 shares of common stock, no par value with an option price set at 85% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xii)	*

May 26, 2004, Stock Option Agreement with Al Pietrangelo, granting an option to purchase 15,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xiii)	*

June 3, 2004, Stock Option Agreement with Rebecca Miller, granting an option to purchase 13,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xiv)	*

June 3, 2004, Stock Option Agreement with Ernie Burch, granting an option to purchase 14,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xv)	*

June 3, 2004, Stock Option Agreement with Sandra Jorgensen, granting an option to purchase 14,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xvi)	*

June 3, 2004, Stock Option Agreement with David Maughan, granting an option to purchase 14,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xvii)	*

June 4, 2004, Stock Option Agreement with A Franklin Adams, granting an option to purchase 14,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xviii)	*

June 18, 2004, Stock Option Agreement with Tim Hall, granting an option to purchase 17,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xix)	*

June 29, 2004, Stock Option Agreement with Ernie Burch, granting an option to purchase 24,500,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xx)	*

June 29, 2004, Stock Option Agreement with George B. Phillips, granting an option to purchase 13,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xxi)	*

June 29, 2004, Stock Option Agreement with David Maughan, granting an option to purchase 24,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xxii)	*

June 29, 2004, Stock Option Agreement with Sandra Jorgensen, granting an option to purchase 5,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xxiii)	*

June 29, 2004, Stock Option Agreement with Al Pietrangelo, granting an option to purchase 65,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xxiv)	*

June 29, 2004, Stock Option Agreement with Rebecca Miller, granting an option to purchase 14,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xxv)	*

June 29, 2004, Stock Option Agreement with A Franklin Adams, granting an option to purchase 18,500,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xxvi)	*

July 1, 2004, Stock Option Agreement with Tim Hall, granting an option to purchase 10,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xxvii)	*

July 2, 2004, Stock Option Agreement with Tim Hall, granting an option to purchase 20,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xxviii)	*

July 3, 2004, Stock Option Agreement with Sandra Jorgensen, granting an option to purchase 25,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xxix)	*

July 3, 2004, Stock Option Agreement with Tim Hall, granting an option to purchase 20,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xxx)	*

July 5, 2004, Stock Option Agreement with Sandra Jorgensen, granting an option to purchase 25,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xxxi)	*

July 5, 2004, Stock Option Agreement with Tim Hall, granting an option to purchase 20,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xxxii)	*

July 5, 2004, Stock Option Agreement with June Thompson, granting an option to purchase 21,000,000 shares of common stock, no par value with an option price set at 85% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xxxiii)	*

July 5, 2004, Stock Option Agreement with Ramiro Trevizo, granting an option to purchase 19,500,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xxxiv)	*

July 6, 2004, Stock Option Agreement with Sandra Jorgensen, granting an option to purchase 25,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.

99(xxxv)	*

July 6, 2004, Stock Option Agreement with Tim Hall, granting an option to purchase 20,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xxxvi)	*

July 14, 2004, Stock Option Agreement with Sandra Jorgensen, granting an option to purchase 28,500,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xxxvii)	*

July 14, 2004, Stock Option Agreement with Tim Hall, granting an option to purchase 37,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xxxviii)	*

July 20, 2004, Stock Option Agreement with A Franklin Adams, granting an option to purchase 26,500,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xxxix)	*

July 29, 2004, Stock Option Agreement with David Maughan, granting an option to purchase 40,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xxxx)	*

July 29 2004, Stock Option Agreement with Ramiro Trevizo, granting an option to purchase 40,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xl)	*

July 29, 2004, Stock Option Agreement with Tim Hall, granting an option to purchase 42,500,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xli)	*

July 30, 2004, Stock Option Agreement with Ernie Burch, granting an option to purchase 40,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xlii)	*

August 3, 2004, Stock Option Agreement with Sandra Jorgensen, granting an option to purchase 45,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xliii)	*

August 3, 2004, Stock Option Agreement with Rebecca Miller, granting an option to purchase 12,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended June 30, 2004.)

99(xliv)	*

August 11, 2004, Stock Option Agreement with Tim Hall, granting option to purchase 44,000,000 shares of common stock, no par value with an option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended September 30, 2004.)

99(xlv)	*

August 24, 2004, Stock Option Agreement with Ernie Burch, granting option to purchase 90,000,000 shares of common stock, no par value with the option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended September 30, 2004.)

99(xlvi)	*

August 24, 2004, Stock Option Agreement with Tim Hall, granting option to purchase 26,000,000 shares of common stock, no par value with the option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended September 30, 2004.)

99(xlvii)	*

August 24, 2004, Stock Option Agreement with A Franklin Adams, granting option to purchase 94,000,000 shares of common stock, no par value with the option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended September 30, 2004.)

99(xlviii)	*

August 24, 2004, Stock Option Agreement with Sandra Jorgensen, granting option to purchase 100,000,000 shares of common stock, no par value with the option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended September 30, 2004.)

99(xlix)	*

August 24, 2004, Stock Option Agreement with George B. Phillips, granting option to purchase 61,000,000 shares of common stock, no par value with the option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended September 30, 2004.)

99(l)	*

August 24, 2004, Stock Option Agreement with Rebecca Miller, granting option to purchase 64,000,000 shares of common stock, no par value with the option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended September 30, 2004.)

99(li)	*

August 24, 2004, Stock Option Agreement with Ramiro Trevizo, granting option to purchase 60,000,000 shares of common stock, no par value with the option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended September 30, 2004.)

99(lii)	*

August 24, 2004, Stock Option Agreement with Edward Wells, granting option to purchase 120,000,000 shares of common stock, no par value with the option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended September 30, 2004.)

99(liii)	*

September 14, 2004, Stock Option Agreement with Tim Hall, granting option to purchase 100,000,000 shares of common stock, no par value with the option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended September 30, 2004.)

99(liv)	*

September 19, 2004, Stock Option Agreement with Tim Hall, granting option to purchase 100,000,000 shares of common stock, no par value with the option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended September 30, 2004.)

99(lv)	*

September 19, 2004, Stock Option Agreement with Ramiro Trevizo, granting option to purchase 51,770,000 shares of common stock, no par value with the option price set at 75% of the market price on the date of exercise. (Incorporated herein by reference from the 10-QSB for the quarter ended September 30, 2004.)

* Previously filed as indicated and Incorporated herein by reference in the Company's Form 10-QSB.

Each of the following disclosures has been adjusted to reflect the 1,000 for 1 reverse stock split that became effective as of November 1, 2004.

99(lvi)	1

November 1, 2004, Stock Option Agreement with Rebecca Miller, granting option to purchase 1,350,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lvii)	3

November 1, 2004, Stock Option Agreement with Ernest Burch, granting option to purchase 1,550,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lviii)	5

November 1, 2004, Stock Option Agreement with Edward Wells, granting option to purchase 1,550,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lix)	7

November 1, 2004, Stock Option Agreement with Sandra Jorgensen, granting option to purchase 1,550,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lx)	9

November 1, 2004, Stock Option Agreement with A. Franklin Adams, granting option to purchase 1,550,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxi)	11

November 1, 2004, Stock Option Agreement with George B. Phillips, granting option to purchase 1,350,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxii)	13

November 1, 2004, Stock Option Agreement with Ramiro Trevizo, granting option to purchase 1,550,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxiii)	15

November 17, 2004, Stock Option Agreement with Tim Hall, granting option to purchase 14,100,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxiv)	17

November 17, 2004, Stock Option Agreement with Ramiro Trevizo, granting option to purchase 13,600,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxv)	19

November 17, 2004, Stock Option Agreement with A. Franklin Adams, granting option to purchase 13,600,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxvi)	21

November 17, 2004, Stock Option Agreement with Rebecca Miller, granting option to purchase 13,600,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxvii)	23

November 17, 2004, Stock Option Agreement with Edward Wells, granting option to purchase 13,695,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxviii)	25

November 17, 2004, Stock Option Agreement with Ernest Burch, granting option to purchase 13,600,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxix)	27

November 17, 2004, Stock Option Agreement with George B. Phillips, granting option to purchase 13,600,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxx)	29

November 30, 2004, Stock Option Agreement with Tim Hall, granting option to purchase 34,500,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxxi)	31

November 30, 2004, Stock Option Agreement with Rebecca Miller, granting option to purchase 34,000,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxxii)	33

November 30, 2004, Stock Option Agreement with Ernest Burch, granting option to purchase 34,000,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(;xxiii)	35

November 30, 2004, Stock Option Agreement with George B. Phillips, granting option to purchase 34,000,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxxiv)	37

November 30, 2004, Stock Option Agreement with Edward Wells, granting option to purchase 34,000,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxxv)	39

November 30, 2004, Stock Option Agreement with Sandra Jorgensen, granting option to purchase 34,000,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxxvi)	41

November 30, 2004, Stock Option Agreement with Ramiro Trevizo, granting option to purchase 34,000,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxxvii)	43

November 30, 2004, Stock Option Agreement with A. Franklin Adams, granting option to purchase 34,000,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxxviii)	45

December 5, 2004, Stock Option Agreement with Sandra Jorgensen, granting option to purchase 59,740,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxxix)	47

December 7, 2004, Stock Option Agreement with Tim Hall, granting option to purchase 55,000,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxxx)	49

December 7, 2004, Stock Option Agreement with George B. Phillips, granting option to purchase 55,000,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxxxi)	51

December 7, 2004, Stock Option Agreement with Ernest Burch, granting option to purchase 55,000,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxxxii)	53

December 7, 2004, Stock Option Agreement with Ramiro Trevizo, granting option to purchase 55,000,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxxxiii)	55

December 7, 2004, Stock Option Agreement with Edward Wells, granting option to purchase 55,000,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxxxiv)	57

December 7, 2004, Stock Option Agreement with A. Franklin Adams, granting option to purchase 55,000,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxxxv)	59

December 7, 2004, Stock Option Agreement with Sandra Jorgensen, granting option to purchase 55,000,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxxxvi)	61

December 7, 2004, Stock Option Agreement with Rebecca Miller, granting option to purchase 55,000,000 shares of common stock, no par value, with the option price set at 75% of the market price on the date of exercise.

99(lxxxvii)	63

December 12, 2004, Stock Option Agreement with Tim Hall, granting option to purchase 100,000,000 shares of common stock, no par value, with the option price set at 85% of the market price on the date of exercise.

99(lxxxviii)	65

December 12, 2004, Stock Option Agreement with Rebecca Miller, granting option to purchase 100,000,000 shares of common stock, no par value, with the option price set at 85% of the market price on the date of exercise.

99(lxxxix)	67

December 12, 2004, Stock Option Agreement with Sandra Jorgensen, granting option to purchase 100,000,000 shares of common stock, no par value, with the option price set at 85% of the market price on the date of exercise.

99(cx)	69

December 12, 2004, Stock Option Agreement with Ernest Burch, granting option to purchase 100,000,000 shares of common stock, no par value, with the option price set at 85% of the market price on the date of exercise.

99(cxi)	71

December 12, 2004, Stock Option Agreement with Edward Wells, granting option to purchase 100,000,000 shares of common stock, no par value, with the option price set at 85% of the market price on the date of exercise.

99(cxii)	73

December 12, 2004, Stock Option Agreement with George B. Phillips, granting option to purchase 100,000,000 shares of common stock, no par value, with the option price set at 85% of the market price on the date of exercise.

99(cxiii)	75

December 12, 2004, Stock Option Agreement with Ramiro Trevizo, granting option to purchase 100,000,000 shares of common stock, no par value, with the option price set at 85% of the market price on the date of exercise.

99(cxiv)	77

December 13, 2004, Stock Option Agreement with A. Franklin Adams, granting option to purchase 100,000,000 shares of common stock, no par value, with the option price set at 85% of the market price on the date of exercise.

Attached as .pdf files to this 10KSB filing:
99(cxv)	79	Map of State of Chihuahua in the Republic of Mexico.
99(cxvi)	80	Plate 1, Local Geology of the mining region.
99(cxvii)	81	Plate 2, Map of Sierra Madre Occidental Volcanic province.
99(cxviii)	82	Miller's La Currita Project Report and Summary.

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 1st day of November 2004 by Diversified Financial Resources Corp. (the "Company") to Rebecca Miller, a consultant of the Company ("Optionee") and an Arizona resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of One Million Three Hundred Fifty Thousand (1,350,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

    The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described One Million Three Hundred Fifty Thousand (1,350,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Rebecca Miller /s/ John Chapman__

Rebecca Miller, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 1st day of November 2004 by Diversified Financial Resources Corp. (the "Company") to Ernest Burch, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of One Million Five Hundred Fifty Thousand (1,550,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

C. These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described One Million Five Hundred Fifty Thousand (1,550,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Ernie Burch /s/ John Chapman__

Ernest Burch, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 1st day of November 2004 by Diversified Financial Resources Corp. (the "Company") to Edward Wells, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of One Million Five Hundred Fifty Thousand (1,550,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described One Million Five Hundred Fifty Thousand (1,550,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Edward Wells /s/ John Chapman__

Edward Wells, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 1st day of November 2004 by Diversified Financial Resources Corp. (the "Company") to Sandra Jorgensen, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of One Million Five Hundred Fifty Thousand (1,550,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described One Million Five Hundred Fifty Thousand (1,550,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Sandra Jorgensen /s/ John Chapman__

Sandra Jorgensen, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 1st day of November 2004 by Diversified Financial Resources Corp. (the "Company") to A. Franklin Adams, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of One Million Five Hundred Fifty Thousand (1,550,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described One Million Five Hundred Fifty Thousand (1,550,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Frank Adams /s/ John Chapman__

A. Franklin Adams, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 1st day of November 2004 by Diversified Financial Resources Corp. (the "Company") to George B. Phillips, a consultant of the Company ("Optionee") and a Texas resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of One Million Three Hundred Fifty Thousand (1,350,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described One Million Three Hundred Fifty Thousand (1,350,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ George Phillips /s/ John Chapman__

George B. Phillips, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 1st day of November 2004 by Diversified Financial Resources Corp. (the "Company") to Ramiro Trevizo, a consultant of the Company ("Optionee") and an Arizona resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of One Million Five Hundred Fifty Thousand (1,550,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described One Million Five Hundred Fifty Thousand (1,550,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Ramiro Trevizo /s/ John Chapman__

Ramiro Trevizo, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 17th day of November 2004 by Diversified Financial Resources Corp. (the "Company") to Tim Hall, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Fourteen Million One Hundred Thousand (14,100,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Fourteen Million One Hundred Thousand (14,100,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Tim Hall /s/ John Chapman__

Tim Hall, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 17th day of November 2004 by Diversified Financial Resources Corp. (the "Company") to Ramiro Trevizo, a consultant of the Company ("Optionee") and an Arizona resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Thirteen Million Six Hundred Thousand (13,600,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Thirteen Million Six Hundred Thousand (13,600,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Ramiro Trevizo /s/ John Chapman__

Ramiro Trevizo, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 17th day of November 2004 by Diversified Financial Resources Corp. (the "Company") to A. Franklin Adams, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Thirteen Million Six Hundred Thousand (13,600,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Thirteen Million Six Hundred Thousand (13,600,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Frank Adams /s/ John Chapman__

A. Franklin Adams, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 17th day of November 2004 by Diversified Financial Resources Corp. (the "Company") to Rebecca Miller, a consultant of the Company ("Optionee") and an Arizona resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Thirteen Million Six Hundred Thousand (13,600,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Thirteen Million Six Hundred Thousand (13,600,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Rebecca Miller /s/ John Chapman__

Rebecca Miller, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 17th day of November 2004 by Diversified Financial Resources Corp. (the "Company") to Edward Wells, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Thirteen Million Six Hundred Ninety Five Thousand (13,695,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

C. These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

D. Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Thirteen Million Six Hundred Ninety Five Thousand (13,695,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Edward Wells /s/ John Chapman__

Edward Wells, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 17th day of November 2004 by Diversified Financial Resources Corp. (the "Company") to Ernest Burch, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Thirty Four Million (34,000,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Thirty Four Million (34,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Ernie Burch /s/ John Chapman__

Ernest Burch, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 17th day of November 2004 by Diversified Financial Resources Corp. (the "Company") to George B. Phillips, a consultant of the Company ("Optionee") and a Texas resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Thirteen Million Six Hundred Thousand (13,600,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Thirteen Million Six Hundred Thousand (13,600,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ George Phillips /s/ John Chapman__

George B. Phillips, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 30th day of November 2004 by Diversified Financial Resources Corp. (the "Company") to Tim Hall, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Thirty Four Million Five Hundred Thousand (34,500,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Thirty Four Million Five Hundred Thousand (34,500,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Tim Hall /s/ John Chapman__

Tim Hall, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 30th day of November 2004 by Diversified Financial Resources Corp. (the "Company") to Rebecca Miller, a consultant of the Company ("Optionee") and an Arizona resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Thirty Four Million (34,000,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Thirty Four Million (34,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Rebecca Miller /s/ John Chapman__

Rebecca Miller, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 30th day of November 2004 by Diversified Financial Resources Corp. (the "Company") to Ernest Burch, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Thirty Four Million (34,000,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Thirty Four Million (34,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Ernie Burch /s/ John Chapman__

Ernest Burch, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 30th day of November 2004 by Diversified Financial Resources Corp. (the "Company") to George B. Phillips, a consultant of the Company ("Optionee") and a Texas resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Thirty Four Million (34,000,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Thirty Four Million (34,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ George Phillips /s/ John Chapman__

George B. Phillips, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 30th day of November 2004 by Diversified Financial Resources Corp. (the "Company") to Edward Wells, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Thirty Four Million Thousand (34,000,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Thirty Four Million (34,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Edward Wells /s/ John Chapman__

Edward Wells, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 30th day of November 2004 by Diversified Financial Resources Corp. (the "Company") to Sandra Jorgensen, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Thirty four Million (34,000,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Thirty Four Million (34,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Sandra Jorgensen /s/ John Chapman__

Sandra Jorgensen, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 30th day of November 2004 by Diversified Financial Resources Corp. (the "Company") to Ramiro Trevizo, a consultant of the Company ("Optionee") and an Arizona resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Thirty Four Million (34,000,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Thirty Four Million (34,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Ramiro Trevizo /s/ John Chapman__

Ramiro Trevizo, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 30th day of November 2004 by Diversified Financial Resources Corp. (the "Company") to A. Franklin Adams, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Thirty Four Million (34,000,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Thirty Four Million (34,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Frank Adams /s/ John Chapman__

A. Franklin Adams, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 5th day of December 2004 by Diversified Financial Resources Corp. (the "Company") to Sandra Jorgensen, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Fifty Nine Million Seven Hundred Forty Thousand (59,740,000), shares of the Company's common stock with an option price of 85% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 85% of market price per share.

    These Options are being granted pursuant to the Stock Option

    Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would

convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Fifty Nine Million Seven Hundred Forty (59,740,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Sandra Jorgensen /s/ John Chapman__

Sandra Jorgensen, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 7th day of December 2004 by Diversified Financial Resources Corp. (the "Company") to Tim Hall, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Fifty Five Million (55,000,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Fifty Five Million (55,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Tim Hall /s/ John Chapman__

Tim Hall, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 7th day of December 2004 by Diversified Financial Resources Corp. (the "Company") to George B. Phillips, a consultant of the Company ("Optionee") and a Texas resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Fifty Five Million (55,000,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Fifty Five Million (55,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ George Phillips /s/ John Chapman__

George B. Phillips, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 7th day of December 2004 by Diversified Financial Resources Corp. (the "Company") to Ernest Burch, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Fifty Five Million (55,000,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option

    Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would

convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Fifty Five Million (55,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Ernie Burch /s/ John Chapman__

Ernest Burch, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 7th day of December 2004 by Diversified Financial Resources Corp. (the "Company") to Ramiro Trevizo, a consultant of the Company ("Optionee") and an Arizona resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Fifty Five Million (55,000,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option

    Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would

convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Fifty Five Million (55,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Ramiro Trevizo /s/ John Chapman__

Ramiro Trevizo, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 7th day of December 2004 by Diversified Financial Resources Corp. (the "Company") to Edward Wells, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Fifty Five Million (55,000,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option

    Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would

convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Fifty Five Million (55,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Edward Wells /s/ John Chapman__

Edward Wells, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 7th day of December 2004 by Diversified Financial Resources Corp. (the "Company") to A. Franklin Adams, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Fifty Five Million (55,000,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option

    Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would

convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Fifty Five Million (55,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Frank Adams /s/ John Chapman__

A. Franklin Adams, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 7th day of December 2004 by Diversified Financial Resources Corp. (the "Company") to Sandra Jorgensen, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Fifty Five Million (55,000,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Optionc

    Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would

convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Fifty Five Million (55,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Sandra Jorgensen /s/ John Chapman__

Sandra Jorgensen, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 7th day of December 2004 by Diversified Financial Resources Corp. (the "Company") to Rebecca Miller, a consultant of the Company ("Optionee") and an Arizona resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Fifty Five Million (55,000,000), shares of the Company's common stock with an option price of 75% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 75% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described Fifty Five Million (55,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Rebecca Miller /s/ John Chapman__

Rebecca Miller, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 12th day of December, 2004 by Diversified Financial Resources Corp. (the "Company") to Tim Hall, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of One Hundred Million(100,000,000), shares of the Company's common stock with an option price of 85% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 85% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described One Hundred Million (100,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve or issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Tim Hall /s/ John Chapman__

Tim Hall, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 12th day of December 2004 by Diversified Financial Resources Corp. (the "Company") to Rebecca Miller, a consultant of the Company ("Optionee") and an Arizona resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of One Hundred Million(100,000,000), shares of the Company's common stock with an option price of 85% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 85% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described One Hundred Million(100,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Rebecca Miller /s/ John Chapman__

Rebecca Miller, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 12th day of December 2004 by Diversified Financial Resources Corp. (the "Company") to Sandra Jorgensen, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of One Hundred Million(100,000,000), shares of the Company's common stock with an option price of 85% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 85% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described One Hundred Million(100,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Sandra Jorgensen /s/ John Chapman__

Sandra Jorgensen, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 12th day of December 2004 by Diversified Financial Resources Corp. (the "Company") to Ernest Burch, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of One Hundred Million (100,000,000), shares of the Company's common stock with an option price of 85% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 85% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described One Hundred Million (100,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Ernie Burch /s/ John Chapman__

Ernest Burch, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 12th day of December 2004 by Diversified Financial Resources Corp. (the "Company") to Edward Wells, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of One Hundred Million(100,000,000), shares of the Company's common stock with an option price of 85% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 85% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described One Hundred Million(100,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Edward Wells /s/ John Chapman__

Edward Wells, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 12th day of December 2004 by Diversified Financial Resources Corp. (the "Company") to George B. Phillips, a consultant of the Company ("Optionee") and a Texas resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of One Hundred Million(100,000,000), shares of the Company's common stock with an option price of 85% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 85% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described One Hundred Million(100,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ George Phillips /s/ John Chapman__

George B. Phillips, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 12th day of December 2004 by Diversified Financial Resources Corp. (the "Company") to Ramiro Trevizo, a consultant of the Company ("Optionee") and an Arizona resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of One Hundred Million(100,000,000), shares of the Company's common stock with an option price of 85% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 85% of market price per share.

    These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described One Hundred Million(100,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Ramiro Trevizo /s/ John Chapman__

Ramiro Trevizo, Optionee John Chapman, President

STOCK OPTION AGREEMENT

This Stock Option Agreement ("Stock Option Agreement") is granted effective this 13th day of December 2004 by Diversified Financial Resources Corp. (the "Company") to A. Franklin Adams, a consultant of the Company ("Optionee") and a Utah resident.

PREMISES

A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of Seventy Five Million Four Hundred Fifty Thousand (100,000,000), shares of the Company's common stock with an option price of 85% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 85% of market price per share.

C. These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

    Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.

GRANT

1. Grant of Options. The Company hereby irrevocably grants Optionee the right and option ("Option") to purchase all of the above described One Hundred Million(100,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

2. Term of Option. This Option may be exercised, in whole or in part, at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

3. Method of Exercising. This Option may be exercised in accordance with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise.

4. Optionee Not an Affiliate. Optionee hereby represents, warrants and covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.

5. Availability of Shares. During the term of this Option, the Company shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

6. Adjustments to Number of Shares. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

7. Limitation on Exercise. If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

8. Restrictions on Transfer. The Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration Statement filed with the Securities and Exchange Commission.

9. Record Owner. The Company may deem the Optionee as the absolute owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

10. Shareholder's Rights. The Optionee shall have shareholder rights with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

11. Validity and Construction. The validity and construction of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE Diversified Financial Resources Corp.

/s/ Frank Adams /s/ John Chapman__

A. Franklin Adams, Optionee John Chapman, President